UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
October 30, 2006
RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0588488
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3775 North First Street
San Jose, California 95134
408-952-8200
(Address and telephone number of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 30, 2006, Donald Morgan retired as the Company’s Chief Financial Officer. Effective immediately upon Mr. Morgan’s retirement, Mr. Randall Gausman became the Company’s Chief Financial Officer. As previously disclosed on Form 8-K filed on August 8, 2006, Mr. Morgan will continue as a consultant for the Company effective upon his separation from the Company. It is expected that Mr. Morgan’s service as a consultant to the Company will commence on November 10, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 3, 2006

RAE SYSTEMS INC.
By:	/s/ Randall Gausman
Name:	Randall Gausman
Title:	Vice President and Chief Financial Officer